UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): February 22, 2024

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2024, Boston Scientific Corporation (the “Company”), as guarantor, and American Medical Systems Europe B.V. (“AMS Europe”), its wholly owned finance subsidiary, as issuer, entered into an Underwriting Agreement, (as supplemented by the Terms Agreement, also dated February 22, 2024, the “Underwriting Agreement”), among the Company, AMS Europe and the several underwriters named in the Underwriting Agreement (the “Underwriters”), in connection with AMS Europe’s previously announced pricing of €2,000,000,000 aggregate principal amount of its senior notes. Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase €750,000,000 in aggregate principal amount of 3.375% Senior Notes due 2029 and €1,250,000,000 in aggregate principal amount of 3.500% Senior Notes due 2032 (collectively, the “Notes”) under the shelf registration statement on Form S-3 of the Company and AMS Europe (File No. 333-262937). The Notes are fully and unconditionally guaranteed by the Company. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and AMS Europe and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Underwriters and their affiliates have performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Company and AMS Europe in the ordinary course of their business.

The Notes were issued pursuant to an indenture dated as of March 8, 2022 among AMS Europe, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). The Indenture contains covenants that restrict (i) the Company’s and AMS Europe’s ability, with certain exceptions, to merge or consolidate with another entity or transfer all or substantially all of its property and assets, and (ii) the Company’s and its Subsidiaries (as defined in the Indenture) ability, with certain exceptions, to incur liens. These covenants are subject to important exceptions and qualifications, as described in the Indenture. The Indenture also provides for customary events of default. Additional terms of the Notes are set forth in the forms of notes attached hereto as Exhibit 4.2 and 4.3.

On January 8, 2024, the Company entered into a definitive agreement and plan of merger (as such agreement may be amended or modified or any provision thereof waived, the “Merger Agreement”) to acquire Axonics, Inc. (“Axonics”) for cash (the “Axonics Acquisition”). If (i) the Axonics Acquisition is not consummated on or before the later of (x) January 8, 2025 (as such date may be extended in accordance with the Merger Agreement to no later than January 8, 2026) and (y) the date that is five business days after any later date to which the Company and Axonics may agree to extend the “Outside Date” in the Merger Agreement or (ii) AMS Europe notifies the trustee under the Indenture that the Company will not pursue consummation of the Axonics Acquisition, AMS Europe will be required to redeem each series of the notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of such series of notes, plus accrued and unpaid interest, if any, to, but excluding, the date on which the notes will be redeemed.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and all of which are incorporated herein by reference.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 8.01    OTHER EVENTS

On February 27, 2024, AMS Europe completed the offering of the Notes. The net proceeds from the offering of the Notes, after deducting the underwriting discount and estimated offering expenses payable by us, were approximately €1.980 billion. The Company intends to use the net proceeds from the offering of the Notes, together with borrowings under its commercial paper program and cash on hand, to finance the purchase price of the Axonics Acquisition and to pay related fees and expenses and, to the extent that the net proceeds from the offering of the Notes are not used for such purposes, to fund the repayment at maturity of the Company’s 3.450% senior notes due March 2024 and to pay accrued and unpaid interest with respect to such notes, and for general corporate purposes.

In connection with the offering of the Notes, the Company is filing legal opinions regarding the validity of the Notes, attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K.

Additionally, on February 22, 2024 and February 27, 2024, the Company issued press releases pertaining to the events described in this Current Report on Form 8-K, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are hereby incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of February 22, 2024, as supplemented by the Terms Agreement, dated February 22, 2024, among American Medical Systems Europe B.V., Boston Scientific Corporation and the several underwriters named therein.

4.1
Indenture dated as of March 8, 2022, among American Medical Systems Europe B.V., Boston Scientific Corporation and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed March 8, 2022 (File No. 001-11083)).

4.2	Form of 3.375% Senior Note due 2029.

4.3	Form of 3.500% Senior Note due 2032.

5.1	Opinion dated February 27, 2024 of Shearman & Sterling LLP.

5.2	Opinion dated February 27, 2024 of Baker McKenzie Amsterdam N.V.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2	Consent of Baker McKenzie Amsterdam N.V. (included in Exhibit 5.2).

99.1	Press Release issued by Boston Scientific Corporation, dated February 22, 2024.

99.2	Press Release issued by Boston Scientific Corporation, dated February 27, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2024	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary